                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 13, 2004


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    000-22474               87-0418807
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(State or other jurisdiction      (Commission File         (I.R.S. Employer
     of incorporation                  Number)            Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
                -------------------------------------------------
                (Address of principal executive offices/Zip Code)


        Registrant's telephone number, including area code: 215-940-4000



          (Former name or former address, if changed since last report)

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The following information is being provided pursuant to Item 12 - Results of Operations and Financial Condition. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On February 13, 2004, American Business Financial Services, Inc. ("ABFS" or the "Company") issued a press release reporting its results for the second quarter of fiscal year 2004, ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The press release contains non-GAAP financial measures. For purposes of Regulation G of the SEC, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to accounting principles generally accepted in the United States of America. Pursuant to the requirements of Regulation G, ABFS has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

         The non-GAAP financial measures used by ABFS are:

         (i) "Total Portfolio" delinquency information. This non-GAAP financial measure aggregates delinquency information related to loans and leases recorded on ABFS' balance sheet (the GAAP financial measure) with delinquency information related to off-balance sheet securitized loan and lease receivables managed by the Company and others (the information provided for reconciliation to GAAP); and

         (ii) "Total REO." This non-GAAP financial measure aggregates ABFS' on-balance sheet REO (the GAAP financial measure) with the REO associated with ABFS' off-balance sheet securitized loan receivables managed by the Company and others (the information provided for reconciliation to GAAP).

         The Company presents Total Portfolio and Total REO information because the volume and credit characteristics of off-balance sheet securitized loan and lease receivables managed by the Company and others have a significant effect on the financial performance of the Company as a result of the Company's retained interests in the securitized loans. Retained interests include interest-only strips and servicing rights. In addition, because the servicing and collection of ABFS' off-balance sheet securitized loan and lease receivables serviced by the Company are performed in the same manner and according to the same standards as the servicing and collection of ABFS' on-balance sheet loan and lease receivables, expenses related to certain Company resources, such as personnel and technology, are allocated to each category based on their pro rata relationship to Total Portfolio and Total REO. See Attachment A to the press release attached as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2004

                                    AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                                    By:     /s/ Albert Mandia
                                            -----------------------------------
                                    Name:   Albert Mandia
                                    Title:  Executive Vice President
                                            and Chief Financial Officer